                       Consent of Independent Auditors

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights"  and  "Independent  Auditors and Legal  Counsel" and to the use of
our  report  dated  May 17,  2004  included  in the  Statement  of  Additional
Information  of  this  Registration  Statement  (Form  N-2 No.  333-71722  and
811-10541) of Oppenheimer Tremont Opportunity Fund, LLC.

/s/ ERNST & YOUNG LLP
---------------------
ERNST & YOUNG LLP

New York, New York
June 8, 2004